Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Black Box Corporation	Black Box Corporation	Delaware

ACS Communications, Inc.	ACS Communications, Inc.	Texas

ACS Dataline of the Northwest, Inc.	Black Box Network Services Black Box Network Services - Northwest Black Box Network Services - West	Oregon

ACS Investors, LLC	ACS Investors, LLC	Delaware

ACS Dataline, LP	Black Box Network Services Black Box Network Services - West	Texas

ADS Telecom, Inc.	Black Box Network Services	Florida

B & C Telephone, Inc.	Black Box Network Services Black Box Network Services - Spokane	Washington

BBox Holding Company	BBox Holding Company	Delaware

Advanced Network Technologies, Inc.	Black Box Network Services - California	California

Black Box Corporation of Pennsylvania	Black Box Network Services	Delaware

BB Technologies, Inc.	BB Technologies, Inc.	Delaware

Black Box A/S	Black Box A/S	Denmark

Black Box Canada Corporation	Black Box Canada Corporation	Canada

Black Box Comunicaciones, S.A.	Black Box Comunicaciones, S.A.	Spain

Black Box Datacom B.V.	Black Box Datacom B.V.	Netherlands

Black Box do Brasil Industria e Comercio Ltda.	Black Box do Brasil Industria e Comercio Ltda.	Brazil

Black Box France	Black Box France	France

Black Box GmbH	Black Box GmbH	Austria

Black Box International Holdings B.V.	Black Box International Holdings B.V.	Netherlands

BBOX Holdings Mexico LLC	BBOX Holdings Mexico LLC	Delaware

Black Box de Mexico, S.A. de C.V.	Black Box de Mexico, S.A. de C.V.	Mexico

Black Box Deutschland GmbH	Black Box Deutschland GmbH	Germany

Black Box Netzwerk Service GmbH	Black Box Netzwerk Service GmbH	Germany

Black Box Network Services AG	Black Box Network Services AG	Switzerland

Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Black Box Network Services Australia Pty Ltd	Black Box Network Services Australia Pty Ltd	Australia

Black Box Network Services New Zealand Limited	Black Box Network Services New Zealand Limited	New Zealand

Black Box Network Services Co., Ltd.	Black Box Network Services Co., Ltd.	Japan

Black Box Network Services India Private Limited	Black Box Network Services India Private Limited	India

Black Box Network Services Korea Limited	Black Box Network Services Korea Limited	Korea

Black Box Network Services NV	Black Box Network Services NV	Belgium

Black Box Network Services S.r.l.	Black Box Network Services S.r.l.	Italy

Black Box Network Services (UK) Limited	Black Box Network Services (UK) Limited	England

Black Box P.R. Corp.	Black Box P.R. Corp.	Puerto Rico

Black Box LLC Holdings, Inc.	Black Box LLC Holdings, Inc.	Delaware

Nu-Vision Technologies, LLC	Black Box Network Services Black Box Network Services - Oregon	New York

BCS II, LLC	BCS II, LLC	Delaware

PS Technologies, LLC	Black Box Network Services Black Box Network Services - Western Operations	Maryland

PS Tech Video, LLC	Black Box Network Services	California

UCI Communications LLC	Black Box Network Services	South Carolina

Black Box Network Services, Inc. - Government Solutions	Black Box Network Services, Inc. - Government Solutions	Tennessee

Black Box Ventures Holding Company	Black Box Ventures Holding Company	Delaware

Delaney Telecom, Inc.	Black Box Network Services Black Box Network Services - East	Pennsylvania

DESIGNet, Inc.	Black Box Network Services - San Jose	California

InnerWireless, Inc.	Black Box Network Services Black Box Network Services - Wireless	Delaware

Jet Line Communications, Inc.	Black Box Network Services - Dallas	Texas

FBS Communications, L.P.	Black Box Network Services - San Antonio	Texas

Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

LOGOS Communications Systems, Inc.	Black Box Network Services Black Box Network Services - Cleveland	Ohio

Midwest Communications Technologies, Inc.	Black Box Network Services Black Box Network Services - Midwest	Ohio

Teldata Corporation	Black Box Network Services - Tennessee	Tennessee
Todd Communications, Inc.	Black Box Network Services - North Carolina	North Carolina

BBOX Holdings Puebla LLC	BBOX Holdings Puebla LLC	Delaware

Black Box Network Services Puebla, S.A. de C.V.	Black Box Network Services Puebla, S.A. de C.V.	Mexico

Black Box AB	Black Box AB	Sweden

Black Box Chile S.A.	Black Box Chile S.A.	Chile

Black Box Finland OY	Black Box Finland OY	Finland

Black Box Network Services AB	Black Box Network Services AB	Sweden

Black Box Network Services Corporation	Black Box Network Services Corporation	Taiwan

Black Box Network Services (Dublin) Limited	Black Box Network Services (Dublin) Limited	Ireland

Black Box Network Services SDN. BHD.	Black Box Network Services SDN. BHD.	Malaysia

Black Box Network Services Singapore Pte Ltd	Black Box Network Services Singapore Pte Ltd	Singapore

Black Box Norge AS	Black Box Norge AS	Norway

CBS Technologies Corp.	Black Box Network Services	New York

Mutual Telecom Services Inc.	Black Box Network Services Black Box Network Services - Needham	Delaware

Network Communications Technologies, Inc.	Black Box Network Services Black Box Network Services - Charlotte	North Carolina

Norstan, Inc.	Black Box Network Services	Minnesota

Norstan Communications, Inc.	Black Box Network Services Black Box Network Services - Minnesota Black Box Network Services - Montana Black Box Network Services - Northeast	Minnesota

NextiraOne, LLC
Black Box Network Services
Black Box Network Services - Illinois
Black Box Network Services - Midwest
Black Box Network Services - Northeast
Black Box Network Services - Northwest
Black Box Network Services - South
Delaware

Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

NextiraOne California L.P.	NextiraOne California L.P.	California

NXO Installation, LLC	NXO Installation, LLC	Delaware
NextiraOne Federal, LLC	Black Box Network Services Black Box Network Services - Federal	Delaware

Quanta Systems, LLC	Black Box Network Services - Federal Security Solutions	Delaware

NextiraOne New York, LLC	Black Box Network Services	Delaware

Norstan Canada, Ltd./Norstan Canada, Ltee	Black Box Network Services	Canada

Vibes Technologies, Inc.	Black Box Resale Services	Minnesota

Nu-Vision Technologies, Inc.	Black Box Network Services	New York

Scottel Voice & Data, Inc.	Black Box Network Services Black Box Network Services - Pacific	California

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